Exhibit 99.1 CONFIDENTIAL The Future of Modular, Nuclear Energy. Always On, Always Ready. Q4 2025 Investor Presentation

CONFIDENTIAL Disclaimer This presentation (this “presentation”) is being delivered to you by Hadron Energy, Inc. (“Hadron”) and GigCapital7 Corp. (“GigCapital7”) to assist interested parties in making their own evaluation with respect to an investment in Hadron in connection with a proposed business combination between Hadron and GigCapital7 and related transactions (the “proposed business combination”). This presentation is provided for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Hadron and the post-business combination combined company (the “Post-Closing Company”). Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents without the prior consent of Hadron or GigCapital7 is prohibited. By reviewing or reading this presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This presentation does not constitute advice or a recommendation regarding any securities. This communication is restricted by law.; it is not intended for distribution to, or use by, any person in any jurisdiction where such distribution or use would be contrary to local law or regulation and conveys no right, title or interest in Hadron or the products of its business activities. This presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. No Offer or Solicitation This presentation and any accompanying oral statements shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities nor the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination. Nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OF ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the proposed business combination. Viewers of this presentation should make their own evaluation of the proposed business combination and of the relevance and adequacy of the information, and should make other investigations as they deem necessary. This presentation is not intended to form the basis of any investment decision by any potential investor and does not constitute investment, tax or legal advice. No representations or warranties, express or implied, are or will be given in, or in respect of, this presentation or any other written or other communications transmitted or otherwise made available to any party in the course of its evaluation of Hadron or the proposed business combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof, or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. To the fullest extent permitted by law, in no circumstances will Hadron, GigCapital7, or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Hadron and GigCapital7 disclaim any duty to update the information contained in this presentation. Additional Information About the Business Combination and Where to Find it In connection with the potential business combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed with the SEC by GigCapital7 and Hadron. The Form S-4 will include a preliminary proxy statement for the stockholders of GigCapital7 that also constitutes a preliminary prospectus. These materials will contain important information about GigCapital7, Hadron, the PostClosing Company and the potential business combination. The Form S-4 and other documents in connection with the potential business combination will be filed after you have made an investment decision regarding any potential investment in Hadron or the PostClosing Company. Because of this sequencing, when deciding whether to invest in Hadron, you should carefully consider the information made available to you, including this presentation, through the day of your decision. When available, the definitive proxy statement/prospectus will be mailed to GigCapital7 stockholders as of a record date to be established for voting on the potential business combination. Interested parties will also be able to obtain free copies of such documents filed with the SEC (once available) at the SEC's website located at www.sec.gov, or securityholders may direct a request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA. Participants in the Solicitation Hadron, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GigCapital7’s security holders in connection with the potential business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form 10-K for the fiscal year ended December 31st, 2024, filed with the SEC on March, 6, 2025, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April, 16, 2025 (Form 10-K and Form 10-K/A, collectively, the “2024 Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7 security holders in connection with the potential business combination will be set forth in the Form S-4, along with information concerning the interests of Hadron’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of Hadron’s or GigCapital7’s equity holders generally P. 2/22 DISCLAIMERS

CONFIDENTIAL Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1996. Hadron’s, GigCapital7’s and the Post-Closing Company’s actual results may differ from their expectations, estimates and projections, and consequently, you should not rely on these forward-looking statements as predictive of future events. Forward-looking statements can sometimes be identified by words such as “may,” “could,” “would,” “should,” “expect,” “possible,” “potential,” “goal,” “opportunity,” “project,” “believe,” “future”, “designed,” “forecast,” “target,” “will,” “anticipate” and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events. These forward-looking statements include all matters that are not historical facts and include, without limitation, estimates, forecasts or projections regarding Hadron’s future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; Hadron’s projected commercialization costs and timeline; Hadron’s ability to demonstrate scientific and engineering feasibility of its technologies; Hadron’s ability to attract, retain and expand its future customer base; Hadron’s ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; Hadron’s ability to develop products and services and bring them to market in a timely manner; Hadron’s ability to compete successfully with energy products and solutions offered by other companies; Hadron’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; Hadron’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; Hadron’s expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which Hadron’s products would provide power, which is outside of Hadron’s control; the safety profile of Hadron’s technology; the execution and success of any definitive agreements related to partnerships and collaborations between Hadron and third parties; Hadron’s expectations with respect to future performance; the consummation of the proposed business combination; and the potential benefits of the proposed business combination and expectations related to its terms and timing. These statements are based on management’s expectations, assumptions, estimates, projections and beliefs as of the date of this presentation, whether or not identified in this presentation, and are not predictions of actual performance. These forward- looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These statements are subject to a number of factors that involve known and unknown risks, delays, uncertainties and other factors not under the control of Hadron or GigCapital7 that may cause actual results, performance or achievements of Hadron, GigCapital7 or the Post-Closing Company to be materially different from the future results, performance or other expectations expressed or implied by these forward-looking statements. Such risks and uncertainties include risks related to the future performance of Hadron; the risk that Hadron is pursing an emerging market; regulatory uncertainties and possible changes to applicable laws or regulations; the potential need for financing for future operations; financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that the approval of GigCapital7’s shareholders is not obtained; the outcome of any government or regulatory proceedings, investigations or inquiries; market volatility and its potential to impact Hadron’s ability to meet its financial obligations; increased competition in the energy industry; limited supply of materials and supply chain disruptions; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and Cautionary Note Regarding Forward-looking Statements in GigCapital7’s 2024 Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in GigCapital7’s filings with the SEC, the registration statement on FormS4 and the proxy statement/prospectus contained therein. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although Hadron and GigCapital7 believe that the expectations reflected in the forward-looking statements are reasonable, Hadron cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this presentation is as of today’s date, unless otherwise stated, and Hadron and GigCapital7 undertake no duty to update such information, except as required under applicable law. Market Data and Statistics This presentation includes statistical and other industry and market data that Hadron obtained from industry publications and research, surveys, studies and other similar third-party sources, as well as Hadron’s estimates based on such data and its internal sources. Such data and estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight to such data and estimates. Hadron believes that the information from these third party sources is reliable; however, neither Hadron nor GigCapital7 independently verified such data and estimates, makes any representation as to their accuracy or completeness, nor undertakes to update the data from such sources after the date of this presentation. Further, Hadron’s business and the industry in which it operates is subject to a high degree of risk and uncertainty, which could cause results to differ materially from those expressed in the estimates made by the third-party sources and by Hadron. Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Hadron, GigCapital7 and third parties, which are the property of their respective owners, and such use or display in this presentation is not intended to, and does not imply, a relationship with or an endorsement or sponsorship by or of Hadron or GigCapital7. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation may appear without the TM, SM, *, or © symbols, but such references are not intended to indicate, in any way, that Hadron or GigCapital7 will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owners, if any, to such trademarks, service marks, trade names, and copyrights P. 3/22 DISCLAIMERS

CONFIDENTIAL Reliable, Carbon-Free Power The Hadron Micro Modular Reactor (MMR) can power next-generation datacenters, remote communities, military bases, factories & more. 10 MW 35 MW 10+ Year e th P. 4/22 WHO WE ARE ELECTRICAL POWER THERMAL POWER FUELING CYCLE

Hadron Energy

CONFIDENTIAL



SAMUEL GIBSON

FOUNDER & CEO

Hadron Energy

- 2X Global Engineering Leader from American Society of Mechanical Engineers (ASME)
- 5+ years of research experience in mechanical and nuclear engineering
- Involved with Sales and Marketing for revenue scaling of Industrial Company



MARK KRESS

CFO

Hadron Energy

- 10 years as Family Office Consultant / Portfolio Manager, Arden Advisory
- 10 years as Portfolio & Risk Manager, Guggenheim
- 30+ years of work experience across investment & portfolio management



DR. AVI KATZ

CHAIRMAN & CEO

GigCapital7™

- 30+ years holding international managerial & executive positions in Deep Tech
- Founding Managing Member, GigAcquisitions, LLC; GigFounders, LLC; GigNext LLC
- Previously completed 5 De-SPAC transactions

P. 5/22

TODAY'S SPEAKERS

CONFIDENTIAL REMOTE AREAS INDUSTRIAL DATA CENTERS Mining, Manufacturing, Enterprise, Colocation, Research Stations, Chemical Processing, Managed Services, Island Communities, Steel, Oil & Gas, Cloud, Edge, Disaster Relief, Pulp & Paper Mills, Hyperscalers Telecom Water Desalination DISTRICT HEATING DEFENSE UTILITIES Commercial, Capacity Expansion, Forward Operating Bases, Industrial, Aging Fleet Replacement, Ancillary Power, Agricultural, Renewable Goals, Critical Infrastructure Residential Remote PPAs P. 6/22 INDUSTRIES DRIVING ENERGY DEMAND

CONFIDENTIAL MARKET SIZE ESTIMATE $0.15 $4.5T ~30TWh (2) (1) GLOBAL AVERAGE COST PER KWH ESTIMATED ELECTRICITY MARKET GLOBAL ELECTRICITY DEMAND BY 2026 P. 7/22 A MASSIVE MARKET OPPORTUNITY Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026 Source: (2) Clean Energy Wire, Journalism for the Energy Transition

CONFIDENTIAL SIGNIFICANT GOVERNMENT SUPPORT AI & DATA CENTER ENERGY DEMAND HISTORY OF NRC APPROVAL Electricity demand from AI data The U.S. Nuclear Regulatory Commission 4 Executive Orders signed in May 2025, ADVANCE Act 2024, and support from centers alone will 4X+ by 2030(1), (NRC) has only approved Light Water NRC / DOE / White House bolster the making MMRs an attractive solution reactors, amongst 94 approvals and Nuclear Energy momentum for clean, reliable power including 1 SMR design to date(2) INVESTOR & HYPERSCALER INTEREST TECHNOLOGICAL ADVANCEMENTS GLOBAL PUSH FOR LOW CARBON Companies are exploring SMRs Continuous advancements in reactor A strong push for low-carbon energy for their energy needs, with Hadron core design, safety features, & solutions to combat climate change is an engaged in advanced discussions digital integration are improving important driver for MMR market growth for data center applications MMR eﬃciency and performance P. 8/22 COMPELLING INDUSTRY TAILWIND (1) International Energy Agency. (2) United States Nuclear Regulatory Commission

CONFIDENTIAL MIRCOREACTOR POLICY TAILWINDS IMPACT TO HADRON • Even though Hadron uses LEU+ (not HALEU), a faster • Pushes NRC to pursue binding, predictable review timelines Executive NRC is equally beneﬁcial for LEU+ designs Orders • Encourages “recycling” of validated DOE/DOD tests • Ability to negotiate pilot sitings on federal sites earlier (Trump 2025) • Eases siting on federal land for demonstration and validation • Streamlines the nuclear licensing and environmental • Hadron qualiﬁes under MMR guidance, accelerating ADVANCE Act the review process review process (2024) • Reduces ﬁnancial barriers and incentivizes new • Lowers licensing uncertainty and reduces technical and ﬁnancial risk advanced reactors • Quicker regulatory process for small, factory-built • Signiﬁcantly lower regulatory burden on Hadron’s Nuclear Regulator reactors like Hadron’s application Commission • May potentially avoid lengthy environmental impact • Use of LEU+ fuel aligns safety and materials evaluations (NRC) with precedents reviews and other regulatory hurdles • Allocates HALEU, planning fuel supply base, backing • Eﬀorts signal a favorable policy orientation toward Department of pilot deployments reactor projects Energy (DOE) • DOE supply-chain and industrial base investments • Building out the fuel ecosystem, so reactor projects reduce risk for components, and infrastructure aren’t starved for fuel P. 9/22 FEDERAL SUPPORT FOR NUCLEAR

CONFIDENTIAL One Platform. Endless Energy Applications. Hadron’s micro modular reactors redeﬁne versatility—serving as both power plants and heat sources for a variety of sectors. By integrating electricity and process heat in one deployable system, Hadron will unlock new economic value, shorten project timelines, and accelerate the transition to sustainable energy infrastructure worldwide. P. 10/22

Hadron Energy

CONFIDENTIAL

A WALK AWAY SAFE DESIGN

1 - Fuel Pellet

UO_2 ceramic fuel pellet retains the majority of fission products within its crystalline matrix



2 - Cladding

Zirconium alloy cladding that surrounds fuel pellets to form a sealed and pressurized fuel pin



3 - Pressure Vessel

3-4 inch thick steel reactor pressure vessel that contains the reactor core, steam generator and primary coolant

4 - Containment Skin

1 inch thick steel containment vessel that surrounds the RPV, serving as a secondary physical barrier

5 - Suppression Pool

Approximately 60,000 gallons of water filled suppression pool that acts as the ultimate heat sink during any postulated accident scenario



ENGINEERED FOR SAFE CONTAINMENT

P. 11/22

Hadron Energy

CONFIDENTIAL

HADRON'S UNIQUE CORE DESIGN

Hadron's core uses a modular 5×5 lattice of 10×10 rod assemblies. Each assembly blends fuel rods with strategically placed burnable poison for lifecycle reactivity shaping, plus integrated control rods for maneuverability and shutdown. The result is balanced power distribution, efficient fuel use, and flexible operation from startup to end-of-life.

BENEFITS:

Modular Scalability

Our 10MW requires a fraction of the land compared to wind and solar, making it the most space-efficient path to reliable decarbonization

Improved Power Flattening

Strategic placement of burnable poison in the 10×10 array smooths out excess reactivity, keeping power distribution even across the core

Extended Fuel Cycle

Better flux control means reduced localized burnup, enabling longer fuel cycles and fewer outages for refueling

Enhanced Reactor Behavior

Less aggressive reactor operation reduces wear and tear on the system, allows finer control, and reduces the risk of additional maintenance



P. 12/22

PATENT PENDING CORE MODEL

Hadron Energy
CONFIDENTIAL

DECADES OF LICENSING HISTORY

LWRs have been in commercial operation for ~70 years, providing a robust foundation of operating data and licensing framework

THE ONLY NRC APPROVED REACTOR TYPE

LWRs represent 100% of operating reactors in the United States due to their proven technology & established regulatory familiarity

24/7 UNINTERRUPTED POWER

Having a constant power supply is indispensable for data centers, where even a brief outage can lead to costly downtime

IDEAL FOR INDUSTRIAL APPLICATIONS

Our MMR's 35 MW of thermal power is perfectly suited for a range of industrial applications requiring both process heat and electricity

10 YEAR LEU+ FUELING CYCLE

The 10-year low enriched uranium fueling cycle drastically reduces operational costs by eliminating the need for frequent refueling



P. 13/22

LIGHTWATER DESIGN BENEFITS

CONFIDENTIAL 10MW COMPACT POWER. MASSIVE IMPACT. Our 10MW requires a fraction of the land compared to wind and solar, making it the most Land Requirements space-efficient path to reliable decarbonization WIND SOLAR P. 14/22 SCALABILITY & EFFICIENCY

Hadron Energy

CONFIDENTIAL

2025
Takeoff

- [x] NRC Letter of Intent
- [x] NRC Regulatory Engagement Plan
- [x] Private Meeting with NRC
- [x] NRC Public Meetings
- [x] Early Customer Identification
- [x] Conceptual Design Review
- [x] QA Program Description
- [ ] Environmental Impact Review
- [ ] Operational Review

2026
Design Verification

- [ ] Readiness Assessment Audit
- [ ] Operating License Application
- [ ] Early Contract Revenues
- [ ] Topical Reports
- [ ] Technical and Whitepapers
- [ ] Final Design & Procurement

2027-2028
Production

- [ ] Reactor Demonstration
- [ ] Subcomponent Manufacturing
- [ ] Subcomponent Testing
- [ ] Construction & Assembly
- [ ] Manufacturing License Application

2029
Delivery

- [ ] Approval for Standardized MMR Siting
- [ ] Deliver MMRs to Early Customers
- [ ] Power Purchase Agreements, Direct Sales, and Operating Agreements

P. 15/22

THE HADRON ROADMAP

Hadron Energy

CONFIDENTIAL

HADRON'S COMPETITIVE ADVANTAGE

10MW LIGHT WATER DESIGN

Lower Anticipated Unit Cost +	✓ ~$80M[(1)]
Compact Footprint +	✓ More effective land usage than other renewable energy sources (<1 acre)
Tried-and-true components +	✓ Avoid costly development and testing compared to non lightwater designs
Quality Controlled Manufacturing =	✓ Avoid expense and delays during construction compared to larger reactor deployments
Deployable, Reliable Power	✓ Deployable in months and offer distributed power generation model

Source: Publicly available information
(1) Does not include current or potential tax credits or any other government grant or subsidy

NON LIGHTWATER DESIGNS

OKLO	NANO Nuclear Energy Inc.
$400M	$300M - $350M
4-5 acres	<5 acres
Unreliability of sodium cooled reactors	Unproven designs
Uncertain deployment timeline	Likely to face delays
Require protracted licensing schedules	

Source: Publicly available information

P. 16/22

I N D U CONFIDENTIAL ALL STAR ENGINEERING TEAM. DEEP REGULATORY BACKGROUND. “From leading regulatory bodies like the NRC to pioneering propulsion systems at NASA, our all-star team brings frontier engineering expertise, institutional excellence & path to partnerships that can redeﬁne the nuclear ecosystem. In the months ahead, Hadron will expand its team across digital re- actor systems, advanced manufacturing, and safety architecture — bringing together world-class engineers, modelers, and build- ers to accelerate prototype development and carry our reactor from simulation to reality.” – Samuel Gibson, Founder & CEO P. 17/22 S T R Y

CONFIDENTIAL WE’VE BUILT THE TEAM THAT CAN DELIVER THE FUTURE OF ENERGY SAMUEL MARK SHAWN ROSS GIBSON KRESS DEANGELO RIDENOURE FOUNDER CHIEF FINANCIAL CHIEF DEVELOPMENT CHIEF NUCLEAR & CEO OFFICER OFFICER OFFICER Serial Enterpreneur and 2 Previously Data Center Previously CNO at Previously Portfolio & Risk time ASME Global Engi- R&D Automation & Con- Parsons Corporation Manager at Guggenheim neering Leader trols Engineer at Meta ANDREW BENOIT RAYMOND ANDREA WARD,PhD FORGET,PhD CAO,PhD VEIL CHIEF TECHNOLOGY HEAD OF REACTOR HEAD OF REACTOR HEAD OF REACTOR (1) (1) (1) OFFICER PHYSICS SYSTEMS LICENSING Previously Director of the Previously Assistant Re- Director of Ohio State Uni- Head of Nuclear Science Oﬃce of Nuclear Reactor search Scientist at the Uni- versity Nuclear Reactor and Engineering at MIT Regulation (NRR) versity of Michigan Laboratory P. 18/22 (1) Contract Positions

CONFIDENTIAL We've assembled an all-star engineering team, launched digital twin development, and filed four patents, NUCLEAR IS SLOW both utility and design, alongside securing six copyrights and trademarks. Our breakthrough patent-pending MMR core design anchors a strong IP foundation as we engage with the DOD, DOE, and NRC. Having BUT WE ARE FAST already engaged at the letter of intent stage with more than 6 potential customers, Hadron is scaling fast. Market Overview Commercial Traction Signiﬁcant Government DOE Projects Power Growth Multiple GWs Pipeline of Interest From Potential (1) Support of 15-20% by 2035 Near-term Opps Customers for Hundreds of Units 100% of Approved Reactors in Strong Push for Low Carbon Active Discussions with the U.S. are Light Water Designs Energy Solutions Leading Hyperscalers Product Regulatory & Scientific Engagements 10-Year Refueling Cycle 50-Year Useful Life 10 MW of Electrical Power 35 MW of Thermal Power P. 19/22 DEMONSTRATED TRACTION Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026

Hadron Energy

CONFIDENTIAL

Transaction Highlights	
Valuation	• Implied pre-money equity value of $1.0B • Transaction implies ~$1.2B pro-forma enterprise value
Financing	• Assumes ~$212M at $10.59 per share from a combination of PIPE Proceeds and Cash in Trust • Expected uses include OPEX & MMR Development
Deal Structure	• Hadron Energy shareholders would roll 100% of their equity and are expected to have a pro- forma equity ownership of 75.0%

Sources & Uses ($ Millions)

SOURCES	
Hadron Energy Rollover Equity	$1,000.0
Cash in Trust / PIPE Proceeds [1]	$211.8
Total sources	**$1,211.8**
USES	
Equity to Hadron Energy	$1,000.0
Cash to Balance Sheet	$199.9
Transaction Expenses	$11.9
Total uses	**$1,211.8**

Pro Forma Valuation ($ Millions)

PF Shares Outstanding (Millions)	**133.3**
Share Price ($) [1]	$10.59
PF Equity Value	**$1,412 .0**
(-) PF Net Cash [1]	($199.0)
PF Enterprise Value	**$1,212.1**

Pro Forma Ownership

	Shares (Millions)	% Own.
Hadron	100.0	75.0%
SPAC Sponsor	13.3	10.0%
PIPE Shareholders	20.0	15.0%



P. 20/22

ILLUSTRATIVE TRANSACTION OVERVIEW

Source: (1) GigCapital7 cash-in-trust plus PIPE investment and Hadron cash less illustrative expenses.
(2) Assumes 0% of GigCapital7 shareholders exercise redemption rights to receive cash from trust account at closing.
(3) Based on expected redemption price at closing of the transaction as calculated in the Business Combination Agreement filed on September 27, 2025

CONFIDENTIAL Primary Core Comparables Other Comparables Target MMR / SMR TECHNOLOGY Announced De-SPACs $26,879 $18,213 ? $13,249 (1) $2,337 $2,574 $1,875 $1,943 $1,000 $850 $148 $925 Oct- 25 Jul- 25 Sep- 25 May - 22 Sep- 25 May - 24 Sep- 25 May - 24 Sep- 25 Mar-25 Pre-Commercial NRC Approved Pre - Commercial Pre - Commercial Pre - Commercial Pre-Commercial LWR (Gen III+) LWR (Gen III+) HTGR (Gen IV) LM- MFFR (Gen IV) HTGR (Gen IV) IMSR (Gen IV) MIT, Berkeley, Fluor Corp Rolls- Royce Air Force / Switch University of Illinois Cameco Corporation University of Michigan Pre- money Rollover at De-SPAC Market Cap 10/13/25 Market Cap at IPO P. 21/22 ATTRACTIVE ENTRY POINT Source: FactSet Data as of 10/13/2025 (1) Market cap based on HOND stock price of $21.00 as of 10/13/2025 7.1x 7.8x 31.6x 17.4x Notable Strategic Reactor Collaborations Type: Stage

CONFIDENTIAL BUILDING THE FUTURE GRID — CLEAN, COMPACT, UNSTOPPABLE. THANK YOU!